Exhibit 10.5.h
AMENDMENT NO. 8
TO CONSULTING AGREEMENT
     This AMENDMENT NO. 8 to the Consulting Agreement between the parties is entered into by and between Michael Baker Corporation, a Pennsylvania Corporation (the “Corporation”) and Richard L. Shaw, an individual (the “Executive”), effective April 26, 2011.
     WHEREAS, the Corporation and the Executive entered into the Consulting Agreement, effective April 25, 2001, a true and correct copy of which (along with all amendments thereto) is attached hereto as Exhibit A, as last amended by Amendment No. 7 to the Consulting Agreement, effective April 26, 2010 extending the term of the Agreement until April 26, 2011; and
     WHEREAS, the Corporation and the Executive now desire to extend the term of the Consulting Agreement upon the same terms and conditions for an additional one (1) year period until April 26, 2012;
     NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, incorporating the foregoing WHEREAS clauses and intending to be legally bound hereby, THE PARTIES AGREE AS FOLLOWS:
The term of the Consulting Agreement effective April 25, 2001 between the parties as amended by Amendment No. 1 effective April 26, 2003, Amendment No. 2 effective April 26, 2005, Amendment No. 3 effective April 26, 2006, Amendment No. 4 effective April 26, 2007, Amendment No. 5 effective April 26, 2008, Amendment No. 6 effective April 26, 2009, and Amendment No. 7 effective April 26, 2010, shall be, and the same hereby is, extended for an additional one (1) year period from April 26, 2011 until April 26, 2012 upon the same terms and conditions.
     IN WITNESS WHEREOF, effective April 26, 2011, the parties have executed this AMENDMENT NO. 7 to the Consulting Agreement extending the term thereof until April 26, 2012.

MICHAEL BAKER CORPORATION
Attest:	(The “Corporation”)

/s/ Marcia S. Wolk Marcia S. Wolk	By:	/s/ H. James McKnight H. James McKnight
Assistant Secretary		Executive Vice President

Witness:
Richard L. Shaw
(The “Executive”)

/s/ Patricia A. Smith	/s/ Richard L. Shaw